Note 13 - Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
13.	Related party transactions

During the year ended December 31, 2012, the Company issued notes receivable, related party of approximately $1,477 to companies owned by members of the Company management or directly to members of Company management. On October 29, 2012, these notes receivable, related party, were settled through the assignment of certain working and revenue interests of wells located in Gray County, Texas to the Company. This acquisition of oil and natural gas properties is further described in Note 5.

During the year ended December 31, 2012, the Company was issued a note payable, related party of approximately $125 from a member of the Company management. During the year ended December 31, 2013, the related party forgave this note payable owed by the company.